SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange
                           Act of 1934

                         April 25, 2000
        Date of Report (Date of earliest event reported)


                     FLEMING COMPANIES, INC.
     (Exact name of registrant as specified in its charter)

    Oklahoma                  1-8140             48-0222760
(State or other          (Commission File      (I.R.S. Employer
jurisdiction of               Number)       Identification Number)
incorporation or
organization)


               6301 Waterford Boulevard, Box 26647
                  Oklahoma City, Oklahoma 73126
            (Address of Principal Executive Offices)

                         (405) 840-7200
      (Registrant's telephone number, including area code)

Item 5.        Other Events

The press release of Fleming Companies, Inc. dated April 25,
2000, filed herewith as Exhibit 99.1, announcing that the company is exploring strategic alternatives concerning its five conventional supermarket chains, including the potential sale of these operations, is incorporated herein by reference.

Item 7.        Financial Statements and Exhibits

     (c)  Exhibits

          99.1 Press Release dated April 25, 2000 announcing that the company is exploring strategic alternatives concerning its five conventional supermarket chains, including the potential sale of these operations.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FLEMING COMPANIES, INC.


                                By:    ALAN MCINTYRE
                                       Alan McIntyre
                                   Vice President, Treasurer

Date:  April 25, 2000

                          EXHIBIT INDEX
Exhibit
No.        Description                      Method of Filing
-------    -----------                      ----------------

99.1  Press Released dated April 25, 2000   Filed herewith electronically